                                                December 1, 1996 Supplement to
                                                Prospectuses Dated May 1, 1996



Cash Income Trust


Fund Administration


Cash Income Trust ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                                                         12/96
L-11170A